Exhibit 99.1

From Vision to Execution: CEO Kevin Kelly Reflects on Cycurion's Strategic Achievements in 2025 in New Interview

MCLEAN, Va., Dec. 09, 2025 (GLOBE NEWSWIRE) -- Cycurion, Inc. (NASDAQ: CYCU) (“Cycurion” or the “Company”), a publicly traded leader in technology and staffing solutions for the public sector, today announced the release of a new interview featuring Kevin Kelly, Chairman and Chief Executive Officer of Cycurion, Inc.

In a wide-ranging year‑end interview, Kevin Kelly, Chairman and Chief Executive Officer of Cycurion, Inc., reflects on the company’s journey from vision to execution in 2025. Under his leadership, Cycurion advanced its strategic priorities, delivering measurable growth, strengthening its technology portfolio, and expanding its market presence. Kelly highlights how disciplined execution, innovation, and a commitment to long‑term value creation positioned Cycurion to achieve significant milestones while laying the foundation for continued momentum in the year ahead.

For more, pull the company filings and press releases and watch the full interview here: https://youtu.be/r7F1V6YalrM .

When discussing what the company was able to achieve in 2025, Kelly stated, “After going public in February 2025, we focused on right‑sizing the company and strengthening our balance sheet, paying down significant debt and strategically using our ELOC to support acquisitions and talent. With that foundation in place, 2026 will be about driving organic growth and ensuring we have the right people to serve our clients and partners at the highest level.”

In closing, Kelly concluded, “After strengthening our balance sheet, solidifying our organizational structure, and successfully integrating prior acquisitions, Cycurion is aligned and working seamlessly with our clients. Looking ahead, 2026 will be an exciting year of corporate expansion, new products and services, and continued growth across the state and federal sectors.”

About Cycurion, Inc.

Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies, Cloudburst Security, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future.

More info: www.cycurion.com

Forward-Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business.

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the outcomes of the Company’s investigations, any potential legal proceedings, including the John Doe lawsuit, or the future performance of the Company’s stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Cycurion with the U.S. Securities and Exchange Commission. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date.

Cycurion Investor Relations:

(888) 341-6680

investors@cycurion.com

Cycurion Media Relations:

(888) 341-6680

media@cycurion.com

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